UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 14, 2008
Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation or organization)	75-6446078 (I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252 (Address of principal executive offices)	(972) 349-3200 (Registrant’s telephone number)
Former name, former address and former fiscal year, if changed since last report: NONE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On March 14, 2008, PMC Commercial Trust issued a press release describing, among other things, its results of operations for the three months and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.
     On March 14, 2008, PMC Commercial Trust issued a press release describing, among other things, its dividend declared for the fourth quarter of 2007.

Item 9.01.	Financial Statements and Exhibits.
Exhibits:

99.1	Press Release dated March 14, 2008.

99.2	Press Release dated March 14, 2008.

SIGNATURE
Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 14, 2008

PMC COMMERCIAL TRUST
By:	/s/ Barry N. Berlin
Barry N. Berlin, Chief Financial Officer